Revenue	6 Months Ended
Jun. 30, 2022
Schedule Of Revenue From Collaboration Agreements
Revenue

3. Revenue

	Six months ended
	June 30,	June 30,
	2022	2021
	£	£
Revenue from collaboration agreements	989,330	989,330

Collaboration agreements entered into by the Group provide for the entity to work with a partner to carry out collaborative research and development work.

Performance obligations around upfront payments are deemed to be satisfied over the estimated life of the services promised to be provided. As at June 30, 2022 the amount of the transaction price allocated to performance obligations that are unsatisfied totaled £2,855,202 (December 31, 2021: £3,844,532). The Group expects to recognize this revenue on a straight-line basis over the estimated life of the contract (six years). This method reflects the nature of the collaboration agreements which run for a multi-year period, recognizing the revenue in the period in which the research and development activities are performed.